The Beauty Health Company Announces Corporate Rebrand to SkinHealth Systems, Reflecting Evolution into a Clinically Driven, Science-Backed Medical Aesthetics Platform

The Company will continue trading on the Nasdaq Capital Market under the ticker symbol “SKIN”
LONG BEACH, Calif.—(GLOBE NEWSWIRE)—April 22, 2026— The Beauty Health Company (NASDAQ: SKIN) today announced a corporate rebrand to SkinHealth Systems Inc., marking its evolution into a clinically driven, science-backed medical aesthetics company. The Company will operate under the new name effective immediately while continuing to trade on the Nasdaq Capital Market under the same ticker symbol, “SKIN.” The Company’s new name will be reflected on the Nasdaq Capital Market effective April 23, 2026.
The transition to SkinHealth Systems reflects the Company’s ambition to build an unparalleled offering of skin health solutions that combines devices and consumables backed by scientific and clinical validation. It also signals a shift toward operating with the discipline and rigor of leading medical device companies, including a focus on improving device utilization and strengthening the performance of its global installed base.
“This is not simply a change in name. It represents a fundamental evolution in how we operate, and how we intend to compete. Our focus is on building a durable, scalable ecosystem of skin health technologies and solutions that delivers consistent, provider-led outcomes and creates long-term value for our customers and stakeholders,” said Pedro Malha, CEO of SkinHealth Systems.
Hydrafacial remains the Company’s flagship product and its most recognized global brand. SkinHealth Systems will continue to leverage the Hydrafacial platform alongside complementary offerings, including SkinStylus, its microneedling and nano-channeling device, as part of a holistic suite of in-office treatment solutions.
SkinHealth Systems maintains one of the largest installed bases in the aesthetics industry, with more than 36,000 devices worldwide, and serves a broad base of customers across key international markets. It is supported by a proven device-plus-consumables model and established commercial infrastructure across North America, Europe, and Asia-Pacific.
Additional information about the Company is available at www.SkinHealthSystems.com.

About SkinHealth Systems
SkinHealth Systems (NASDAQ: SKIN) is a global medical aesthetics company delivering an integrated ecosystem of clinically proven solutions designed to help consumers achieve superior skin health and support the success of providers. Anchored by Hydrafacial™, a leading and widely requested professional skincare treatment, and supported by complementary offerings including SkinStylus™ microneedling and HydraScalp™ with Keravive™, SkinHealth Systems combines advanced device technology, proprietary consumables, and clinical validation to deliver trusted treatment experiences through an omnichannel network of providers worldwide. Learn more at skinhealthsystems.com or follow us on LinkedIn. Local providers can be found at hydrafacial.com/find-a-hydrafacialist.

Forward-Looking Statements
Certain statements made in this release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding SkinHealth Systems Inc.’s strategy, plans, objectives, initiatives and financial outlook. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside SkinHealth Systems Inc.’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. As such, readers are cautioned not to place undue reliance on any forward-looking statements.

Important factors that may affect actual results or outcomes include, among others: SkinHealth Systems Inc.’s ability to manage growth; SkinHealth Systems Inc.’s ability to execute its business plan; potential negative reactions or outcomes related to the Company’s name change in general and focused shift in operations; potential litigation involving SkinHealth Systems Inc.; changes in applicable laws or regulations; the possibility that SkinHealth Systems Inc. may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission (the “SEC”) and in the Company’s subsequent filings with the SEC such as on a Quarterly Report on Form 10-Q. There may be additional risks that the Company does not presently know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. SkinHealth Systems Inc. does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Contacts:
Press: press@skinhealthsystems.com
Investors: IR@skinhealthsystems.com

Source: SkinHealth Systems